H&W DRAFT
                                                                      12/10/03
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                     -------------------------------------
                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
                    -------------------------------------


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12


                         ESPEY MFG. & ELECTRONICS CORP.
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)



Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

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     4)   Date Filed:

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


                         ESPEY MFG. & ELECTRONICS CORP.


                     -------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY __, 2004

                     -------------------------------------



                                                                January __, 2004


To the Shareholders of

         ESPEY MFG. & ELECTRONICS CORP.:


     You are cordially invited to attend the Special Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on January __, 2004, at ____ a.m., Eastern Standard Time, for the following purposes:

     1. To elect one Class B Director to fill the vacant director position previously held by Mr. Gerald B.H. Solomon, deceased October 26, 2001, and to serve the remainder of Mr. Solomon's term as a director of the Company or until such newly elected director's respective successor is duly elected and qualified;

     2. To elect one Class C Director to fill a vacant director position and to serve the remainder of such term as a director of the Company or until his/her respective successor is duly elected and qualified; and

     3. To vote on the approval of an Amendment to the Company's Certificate of Incorporation, as amended, to change the number of members of the Board of Directors from nine to a number not less than three nor more than nine.

     No other business may be transacted at the meeting.

     The Board of Directors has fixed the close of business on December 10, 2003 as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

     Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.


                                             By Order of the Board of Directors,



                                                   PEGGY A. MURPHY
                                                   Corporate Secretary

     Please make your specifications and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Special Meeting of the Shareholders of the Company to be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on January __, 2004, at ___ a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Special Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about January __, 2004.

Voting and Revocability of Proxies

     Every properly dated, executed and returned proxy will be voted at the Special Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted for the election of the Class B Director and the Class C Director nominated by the Board of Directors and for the amendment to the Certificate of Incorporation. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Special Meeting, by giving written notice to the Secretary prior to the Special Meeting, or by signing and delivering a new proxy card bearing a later date.

     The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Special Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. In accordance with the Company's By-Laws and applicable law, the affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Special Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

     The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Special Meeting. Shares, which are voted to abstain, are considered as present at the Special Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Special Meeting for the purposes of determining a quorum.

Record Date and Share Ownership

     Only holders of Common Stock of record on the books of the Company at the close of business on December 10, 2003 will be entitled to vote at the meeting. There were outstanding and entitled to vote on December 10, 2003, 1,009,818 shares of Common Stock.

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of three classes of directors (Class A, Class B and Class C) with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election or until their respective successors are duly elected and qualify.

     On October 26, 2001, Gerald B.H. Solomon passed away which vacated his position as a Director of the Company. From October 26, 2001 until November 24, 2003, the Company did not fill the vacancy resulting from Mr. Solomon's death and no nominees for that vacancy were submitted to the Company's shareholders at a meeting of the shareholders. On November 24, 2003, the Board of Directors elected Alan D. Kohn to fill the vacancy created upon the death of Mr. Solomon. According to applicable state law and the Company's By-Laws, a director elected by the Board of Directors to fill a vacancy shall hold office until the next meeting at which the election of directors is in the regular order of business, and until his or her successor has been elected and qualified. The Board has nominated Mr. Kohn as a Class B Director to serve the remainder of Mr. Solomon's term, which will expire at the Company's 2004 Annual Meeting of the Shareholders and accordingly nominates Mr. Kohn to continue to serve for the remainder of that term.

     During the Company's 2003 Annual Meeting of the Shareholders held on November 13, 2003, a proposal was made by a shareholder to remove Directors Michael W. Wool, Paul J. Corr and William P. Greene from the Company's Board of Directors without cause by separate votes. The Company's shareholders voted in favor of the removal of Messrs. Michael W. Wool and Paul J. Corr and against the removal of Mr. William P. Greene from the Company's Board of Directors. In accordance with applicable state law and the Company's By-Laws, vacancies occurring in the Board of Directors by reason of removal of directors without cause must be filled by vote of the Company's shareholders. The Board has determined that it will only replace one of these vacancies and has nominated Major General Nolan Sklute (USAF Retired) as a Class C Director to serve the remainder of the term recently vacated, which will expire at the Company's 2005 Annual Meeting of the Shareholders.

     The votes will be cast pursuant to the enclosed proxy for the election of the Class B and Class C nominees named below unless specification is made withholding such authority. Of the two nominees for Director positions, only Mr. Kohn is presently a Director of the Company. Should any of said nominees for Directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

     Currently, the Company's Certificate of Incorporation, as amended, states that the Company shall have nine Directors serve on its Board of Directors. In the event the shareholders elect the two nominees named herein to fill vacancies on the Board of Directors, the Company will have eight members serving on its Board of Directors. As is stated in the attached Notice of Meeting, the Company has included an amendment to the Certificate of Incorporation as an additional item to be voted upon by the Company shareholders at the Special Meeting. If approved, the amendment would permit the Company to have no less than three and no more than nine members serving on the Board of Directors. For further information regarding the proposed amendment to the Company's Certificate of Incorporation, please refer to "Proposed Amendment to Certificate of Incorporation to Change the Required Number of Directors" contained hereinafter.

     Set forth below are the names and business experience for the past five years of the two individuals that have been nominated by the Board of Directors to stand for election as Class B and Class C Directors at the Special Meeting and the current directors whose terms are continuing until the 2004, 2005 and 2006 Annual Meetings.



     THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING
NOMINEE FOR CLASS B DIRECTOR.

            NOMINEE FOR A CLASS B DIRECTOR VACANCY -- SERVING FOR THE
             REMAINDER OF A TERM EXPIRING AT THE 2004 ANNUAL MEETING

                                                                                                   Period to
                                           Offices and                                               Date
                                         Positions Held       Principal Occupation or              Served as
        Name                  Age         with Company        Employment                           Director
       =======              ======      =================   ==========================          ===============

      Alan D. Kohn........    61             ------           Principal of Cherry Hill               2003
                                                              Partners, an investment firm
                                                              based in New York, NY since
                                                              2000. Prior to that position,
                                                              he was a Principal in Weiss
                                                              Peck & Greer LLP, an investment
                                                              firm located in New York, New
                                                              York.  Mr. Kohn is an MBA
                                                              graduate from Indiana
                                                              University.




     THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING
NOMINEE FOR CLASS C DIRECTOR.

            NOMINEE FOR A CLASS C DIRECTOR VACANCY -- SERVING FOR THE
             REMAINDER OF A TERM EXPIRING AT THE 2005 ANNUAL MEETING

                                                                                                   Period to
                                           Offices and                                               Date
                                         Positions Held       Principal Occupation or              Served as
        Name                  Age         with Company        Employment                           Director
       =======              ======      =================   ==========================          ===============

General Nolan Sklute          62             ------           Attorney engaged in private           ------
.....................                                          practice of law limited to
                                                              Federal Government contracts in
                                                              Bethesda, MD since 1996.  In
                                                              1996,General Sklute retired
                                                              from active duty as a Major
                                                              General in the United States
                                                              Air Force. During the period of
                                                              1993 to 1996, Mr. Sklute served
                                                              as Judge Advocate General of
                                                              the United States Air Force.
                                                              Mr. Sklute received his J.D.
                                                              from Cornell University and his
                                                              LL.M. in Government Contracts
                                                              from George Washington
                                                              University.




                        CLASS A DIRECTORS -- SERVING FOR
              A THREE YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING

                                                                                                   Period to
                                           Offices and                                               Date
                                         Positions Held       Principal Occupation or              Served as
        Name                  Age         with Company        Employment                           Director
       =======              ======      =================   ==========================          ===============

Howard Pinsley (1)......      63        President, Chief      Howard Pinsley for more than           1992
                                        Executive Officer     the past five years has been
                                        And Chairman of       employed by the Company on a
                                        The Board             full-time basis as Program
                                                              Director prior to being elected
                                                              Vice President-Special Power
                                                              Supplies on April 3, 1992. On
                                                              December 6, 1996, Mr. Pinsley
                                                              was elected to the position of
                                                              Executive Vice President. On
                                                              June 9, 1998 he was elected to
                                                              the positions of President and
                                                              Chief Operating Officer.
                                                              Subsequently he became Chief
                                                              Executive Officer and Chairman
                                                              of the Board.


Alvin O. Sabo.................60             ------           Attorney engaged in private            1999
                                                              practice of law and Senior
                                                              Partner of the law firm of
                                                              Donohue, Sabo, Varley &
                                                              Armstrong, P.C. in Albany, NY
                                                              since 1980. Prior to that
                                                              position, he was Assistant
                                                              Attorney General, State of New
                                                              York, Department of Law for
                                                              eleven years.


Carl Helmetag.................55             ------           President and CEO of UVEX Inc.         1999
                                                              in Providence, RI. From 1996 to
                                                              1999, he was President and CEO
                                                              of HEAD USA Inc.  Prior to that
                                                              position, Mr. Helmetag was
                                                              Executive Vice President and
                                                              then President at Dynastar Inc.
                                                              from 1978 to 1996. He is an MBA
                                                              graduate from The Wharton
                                                              School of Business, University
                                                              of Pennsylvania.


                        CLASS B DIRECTORS -- SERVING FOR
              A THREE YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING

                                                                                                   Period to
                                           Offices and                                               Date
                                         Positions Held       Principal Occupation or              Served as
        Name                  Age         with Company        Employment                           Director
       =======              ======      =================   ==========================          ===============
William P. Greene.............73             ------           Mr. Greene was Vice President          1992
                                                              of Operations from March 1,
                                                              1999, and resigned as an
                                                              executive officer effective
                                                              December 31, 2000. Prior to
                                                              joining the company, he was
                                                              Vice President of Finance for
                                                              ComCierge, LLC, San Diego, CA,
                                                              since August 1997. Prior to
                                                              that position, he was Vice
                                                              President of Operations for
                                                              Bulk Materials International
                                                              Co., Newton, CT, from 1993 to
                                                              July 1997. From 1991 to 1993,
                                                              Dr. Greene was Associate
                                                              Professor of Finance and
                                                              International Business,
                                                              Pennsylvania State University
                                                              in Kutztown, PA. From 1985 to
                                                              1990, he was Associate Dean of
                                                              the School of Business, United
                                                              States International
                                                              University, San Diego, CA. From
                                                              1992 to 1995, he was Chairman
                                                              of the Department of Business,
                                                              Skidmore College, Saratoga
                                                              Springs, NY. Prior to that he
                                                              had been employed as an officer
                                                              for several financial
                                                              institutions.


Seymour Saslow................82             ------           Mr. Saslow was Senior Vice             1992
                                                              President since December 6,
                                                              1996, and resigned as an
                                                              executive officer effective
                                                              December 31, 1999.  Prior to
                                                              being elected to Senior Vice
                                                              President,  Mr. Saslow served
                                                              as Vice President-Engineering
                                                              since April 3, 1992.


                       CLASS C DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

                                                                                                   Period to
                                           Offices and                                               Date
                                         Positions Held       Principal Occupation or              Served as
        Name                  Age         with Company        Employment                           Director
       =======              ======      =================   ==========================          ===============

Barry Pinsley (1).............61          Non-Executive       Accountant who for five years          1994
                                             Officer          acted as a consultant to the
                                                              Company prior to his election
                                                              as a Vice President-Special
                                                              Projects on March 25, 1994. On
                                                              December 6, 1997, Mr. Pinsley
                                                              was elected to the position of
                                                              Vice President-Investor
                                                              Relations and Human Resources,
                                                              from which he resigned on June
                                                              9, 1998. Mr. Pinsley had been a
                                                              practicing Certified Public
                                                              Accountant in Saratoga Springs,
                                                              New York since 1975, retiring
                                                              from such full-time practice in
                                                              2002.

---------------

(1)  Barry Pinsley and Howard Pinsley are cousins.

     Howard Pinsley serves as a Director of All American Semiconductor, Inc. None of the other Directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

     The only individuals currently considered executive officers of the Company not identified above are:

     Garry M. Jones, 63, Assistant Treasurer and Principal Accounting Officer of the Company since August 4, 1988. He was also the Principal Financial Officer from August 4, 1988 to September 10, 1993. Prior to being elected an officer of the Company, Mr. Jones was employed by the Company on a full-time basis as a Senior Accountant.

     John J. Pompay, Jr., 68, Vice President of Marketing and Sales since December 6, 1996. During the past five years and before being elected to his present position, Mr. Pompay was employed by the Company on a full-time basis as Director of Marketing and Sales.

     Peggy Murphy, 45, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

     David A. O'Neil,  38,  Treasurer  and  Principal  Financial  Officer  since
January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

     Timothy A. Polidore, 43, Assistant Treasurer since December 8, 2000. Mr. Polidore joined the Company on May 17, 1999. Prior to joining the Company, Mr. Polidore was Accounting Manager for Brinks, Inc.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the Company's fiscal year ended June 30, 2003, the Board of Directors held a total of 7 meetings, and each director then in office attended at least 75% of such meetings.

     The Board has a standing Audit Committee whose members are Alan D. Kohn, Chairman, Alvin O. Sabo and Carl Helmetag. All of the members of the Audit Committee meet the independence criteria for audit committee members set forth in the listing standards of the American Stock Exchange. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2003, the Committee held 5 meetings, and each Committee member attended at least 75% of such meetings.

     The Board has a standing Stock Option Committee whose members are Howard Pinsley and Barry Pinsley. The functions of this Committee include determining to whom, and the time or times at which, options will be granted, the number of shares of common stock that comprise each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. During the fiscal year ended June 30, 2003, the Stock Option Committee held 1 meeting, and each Stock Option Committee member attended this meeting.

     There is no standing nominating or compensation committee of the Board of Directors, or committees performing similar functions with the exception of the Stock Option Committee.

                            COMPENSATION OF DIRECTORS

     In accordance with the Company's standard arrangement, each Director of the Company received an annual fee from the Company in the amount of $12,000 for being a member of the Board of Directors. Each Director that serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. Each Director that serves as a member of the Succession Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid monthly to the Directors. Executive officers that also serve on the Company's Board of Directors do not receive fees for their service as Directors.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001 received by the Company's Chief Executive Officer (or acting in a similar capacity) and the other highest paid executive officers of the Company that received over $100,000 in total compensation as at June 30, 2003:

                           SUMMARY COMPENSATION TABLE

                                                                           Long Term
                                               Annual Compensation       Compensation
                                               -------------------       ------------
                                                                          Securities
        Name and                                                          Underlying           All Other
   Principal Position        Fiscal Year       Salary        Bonus          Options         Compensation(1)
   ------------------        -----------       ------        -----          -------         ---------------

Howard Pinsley                  2003          $180,404      $12,500          2,000              $19,109
   President, Chief             2002          $173,120      $25,000          2,000              $11,841
   Executive Officer            2001          $172,600      $25,000          2,000              $ 9,590
   and Chairman of the
   Board

John J. Pompay, Jr.             2003          $160,554      $25,000           800               $19,244
   Vice President of            2002          $154,330      $25,000           800               $12,134
   Marketing and Sales          2001          $152,938      $25,000           800               $ 9,737

David A. O'Neil                 2003          $105,490      $10,000           800               $10,738
   Treasurer and Principal      2002          $ 99,950      $12,500           800               $ 9,899
    Financial Officer           2001          $ 91,200      $12,500           800               $ 7,703


---------------
(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's Employee Stock Ownership Plan
     (ESOP) to the extent to which each named executive officer is vested, and the Company's matching contribution under its 401(k) plan.


                          OPTION GRANTS IN FISCAL 2003
                                                                                          Potential
                                                                                          Realizable
                                                                                           Value at
                                                                                       Asssumed Annual
                                                                                        Rates of Stock
                                                                                      Price Appreciation
                                                                                       for Option Term
                        Number of                                                   -----------------------
                        Securities
                        Underlying
                        Options                      Exercise        Expiration
 Name                   Granted       Employees        Price            Date          5% ($)        10%($)
 ----                   -------       ---------        -----            ----          ------        ------
Howard Pinsley            2,000          13.5%          $18.50           2013          60,269        95,968

John J. Pompay Jr.          800            5.4%         $18.50           2013          24,107        38,387

David A. O'Neil             800            5.4%         $18.50           2013          24,107        38,387


---------------
(1) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The values in these columns assume that the fair market value on the date of grant of each option was equal to the exercise price thereof.

     In accordance with the 2000 Stock Option Plan the options reflected in the table above have exercise dates that range from March 1, 2002 through March 1, 2013.

Insurance

     The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

     The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

                              EMPLOYMENT CONTRACTS

     The Company has an employment contract with John J. Pompay, Jr. in connection with his duties as Vice President-Marketing and Sales. The contract was effective as of January 1, 2003, and expires on December 31, 2003 unless the parties mutually agree to extend the agreement. The contract provides for a minimum base annual salary of $156,000 plus commissions at the rate of 3% on all payments received by the Company against Mr. Pompay's open orders booked up to and including December 31, 1996, and 1% on all payments received against orders booked by the Company between January 1, 1997 and December 31, 1998. The contract further provides that if Mr. Pompay's employment is terminated by the Company prior to the expiration date, other than for cause, he will continue to receive his full salary for 27 months and commissions due on his orders when payment is received. The contract also provides for a restrictive covenant of non-competition by Mr. Pompay for a period of two years upon termination for cause or termination of the contract by Mr. Pompay. At the end of the contract term Mr. Pompay has the option to accept at the time of his voluntary resignation as an executive officer, an employment contract as a non-executive officer in which he would receive full compensation for 13 weeks and then for the next 143 weeks receive $1,000 per week for services rendered.

     The Company entered into an agreement with Howard Pinsley, President and CEO effective July 1, 2002. The contract allows Mr. Pinsley upon his resignation or termination to become a non-executive officer of the Company for a period of 36 months. In consideration for services to be provided by Mr. Pinsley for the equivalent of two days a month after his resignation or termination, and to perform duties as reasonably requested by the Company, he will receive full benefits plus $15,000 per month for the first three months, and $4,333 per month for the next thirty-three consecutive months. This agreement expires on December 31, 2005.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of December 10, 2003, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

             Name of                         Amount and Nature        Percent
         Beneficial Owner                 of Beneficial Ownership    of Class
         ----------------                 -----------------------    --------

Dimensional Fund Advisors Inc.............   73,100   -Direct(1)      7.06%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401

Franklin Resources, Inc...................   78,900   -Direct(2)      7.60%
  777 Mariners Island Blvd.
  P.O. Box 7777
  San Mateo, CA 94403-7777

The Adirondack Trust Company,.............   244,845  -Direct(3)     24.24%
  as Trustee of the Company's Employee
  Retirement Plan and Trust
  473 Broadway
  Saratoga Springs, NY 12866

Howard Pinsley,...........................    43,634  -Direct         5.02%
  233 Ballston Avenue                         9,502   -Indirect(4)
  Saratoga Springs, NY 12866

---------------
(1) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional") is from the Schedule 13G dated December 31, 2002 filed with the Securities and Exchange Commission (the "SEC"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 73,100 shares of Espey Mfg. & Electronics Corp. stock as of December 31, 2002, all of which shares are held in Dimensional investment companies, trusts and accounts. Dimensional, in its role as investment advisor and/or manager, disclaims beneficial ownership of all such shares. Dimensional, in its role as investment advisor and/or manager, reported sole voting power with respect to 73,100 shares.

(2) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated January 30, 2003 filed with the SEC. The Franklin statement indicated that Franklin's "investment advisory subsidiaries," have sole voting and dispositive power with respect to all of the shares of common stock shown in the table above for Franklin. The Franklin statement indicates that the common stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself, and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of common stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the common stock shown in the table for Franklin.

(3) This information is from the Form 4 dated August 22, 2003 filed with the SEC by the Trustee on behalf of the Company's ESOP. The ESOP Trustee has sole voting power with respect to unallocated common shares owned by the Trust, 21,012 shares as of August 22, 2003, as directed by the ESOP Committee appointed by the Company's Board of Directors. As to the common shares allocated to participants, 223,833 shares as of August 22, 2003, the ESOP Trustee has the power to vote such shares as directed by such ESOP Committee to the extent the participants do not direct the manner in which such shares are to be voted.

(4) This information is from the Form 4 dated July 28, 2003. Indirect shares represent stock being held in the Company ESOP.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of December 10, 2003 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:



                     Name of                          Amount and Nature          Percent
                 Beneficial Owner                  of Beneficial Ownership       of Class
                 ----------------                  -----------------------       --------

William P. Greene.............................        100  - Direct                *

Carl Helmetag.................................      3,000  - Direct                *
                                                      500  - Indirect(3)

Garry M. Jones................................      4,533  - Indirect(2)           *

Alan D. Kohn..................................          0  - N/A                  N/A

Peggy Murphy..................................      3,210  - Indirect(2)           *

David A. O'Neil...............................      1,600  - Direct                *
                                                    1,801  - Indirect(2)

Barry Pinsley.................................     33,830  - Direct              3.66%
                                                    3,161  -Indirect(1,2)

Howard Pinsley................................     42,634  - Direct              5.16%
                                                    9,502  - Indirect(2)

Timothy A. Polidore...........................        834  - Indirect(2)           *

John J. Pompay, Jr............................        600  - Direct              1.05%
                                                    9,984  - Indirect(2)

Alvin O. Sabo.................................        200  - Direct                *

Seymour Saslow................................      7,559  - Direct                *

General Nolan Sklute..........................          0  - N/A                  N/A

Officers and Directors as a Group (13 persons)     92,923  - Direct             12.39%
                                                   33,525  - Indirect

---------------

*    Less than one percent.

(1) Excludes 2,000 shares owned by the spouse of Barry Pinsley. Beneficial ownership of the shares is disclaimed by Mr. Pinsley
(2) Includes shares allocated to the named director or executive officer as of June 30, 2003 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.
(3) Includes 500 shares owned by the trust of Molly K. Helmetag. As trustee of the trust, Mr. Helmetag is deemed beneficial owner, as defined in Rule 13d-3, of the shares held by the trust. Excludes 806 shares owned by the spouse of Mr. Helmetag. Beneficial ownership is disclaimed by Mr. Helmetag, with respect to the shares owned by Mr. Helmetag's spouse.

     There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As previously reported, the Company established and sold to the ESOP Trust on June 5, 1989, 331,224 shares of the Company's treasury stock at a price of $26.50 per share, which purchase price was funded by the Company making a cash contribution and loan. Each year, the Company makes contributions to the ESOP, which are used to make loan interest and principal payments to the Company. With each such payment, a portion of the common stock held by the ESOP is allocated to participating employees. As of June 30, 2003, there were 230,562 shares allocated to participants. The loan from the Company to the ESOP is repayable in annual installments of $1,039,605, including interest, through June 30, 2004. Officers of the Company, including Howard Pinsley who is also a director, are eligible to participate in the ESOP and to have shares and cash allocated to their accounts and distributed to them in accordance with the terms of the ESOP.

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                   TO CHANGE THE REQUIRED NUMBER OF DIRECTORS

     The Board of Directors has determined that it is in the best interests of the Company and its shareholders to approve an amendment to Article SEVENTH of the Company's Certificate of Incorporation to change the number of directors that are required to serve on the Board of Directors at any given time. Currently, the Company's Certificate of Incorporation requires that the Board of Directors maintain nine directors serving on the Board of Directors. The amendment, if approved by the Company's shareholders at the Special Meeting, would require that the Company have no fewer than three directors and no more than nine directors serving on the Board of Directors at any given time. The proposed amendment to the Certificate of Incorporation is, in part, an effort to address the existing vacancies on the Board of Directors and would provide the Board of Directors with a degree of flexibility in determining the number of Company directors on a going-forward basis.

     The text of the current provision in the Company's Certificate of Incorporation is attached to this proxy statement as Exhibit A. The text of the proposed amendment to that provision of the Company's Certificate of Incorporation will be substantially in the form attached to this proxy statement as Exhibit B.

     In the event the amendment to the Certificate of Incorporation is not approved by the Company shareholders, the Board of Directors will seek another candidate to serve on the Board of Directors.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities have complied with all Section 16(a) filing requirements.


                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2004 Annual Meeting must be received by the Company at its principal executive office no later than June 20, 2004, if it is to be included in the Company's 2004 proxy statement and proxy form.

                                  OTHER MATTERS

Proxy Solicitation

     The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.


                                            By Order of the Board of Directors,

                                                      HOWARD PINSLEY
                                             President, Chief Executive Officer
                                              and Chairman of the Board



January __, 2004
Saratoga Springs, New York

                                    EXHIBIT A
                                    ---------


                Current Provision in Certificate of Incorporation

     SEVENTH: The entire Board of Directors shall consist of nine persons. The directors shall be divided into three classes, each class to consist of three directors. The term of office of the first class (Class A) shall expire at the first annual meeting of the Company after their election, the term of office of the second class (Class B) shall expire at the second succeeding annual meeting, and the third class (Class C) at the third succeeding annual meeting. At each annual meeting after the election of the first classified Board, directors shall be elected for a term of three years to replace those whose terms shall expire.

                                    EXHIBIT B
                                    ---------


           Proposed Amended Provision for Certificate of Incorporation

     SEVENTH: The entire Board of Directors shall consist of not fewer than three persons and not more than nine persons. The directors shall be divided into three classes and all classes shall be as nearly equal in number as possible. The term of office of the first class (Class A) shall expire at the first annual meeting of the Company after their election, the term of office of the second class (Class B) shall expire at the second succeeding annual meeting, and the third class (Class C) at the third succeeding annual meeting. At each annual meeting after the election of the first classified Board, directors shall be elected for a term of three years to replace those directors whose terms shall expire.

          This proxy is solicited on behalf of the Board of Directors
                         ESPEY MFG. & ELECTRONICS CORP.


Proxy for THE
Special Meeting of SHAREHOLDERS
January   , 2004
        --


The undersigned hereby appoints Howard Pinsley and David O' Neil as Proxies,each with the power to appoint his substitute, and hereby authorizes them or either one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG.& ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the Special Meeting of shareholders to
be held on January   , 2004 or any adjournment thereof.
                   --
C

O

M

M

O

N

1. ELECTION OF A CLASS B DIRECTOR

 [_] FOR
     the nominee listed below

 [_] WITHHOLD  AUTHORITY
     to vote for the nominee listed below

 ALAN D. KOHN

Management recommends a vote FOR the
nominee.

2. ELECTION OF A CLASS C DIRECTOR

  [ ] FOR THE NOMINEE LISTED BELOW

  [ ] WITHHOLD AUTHORITY
      to vote for the nominee listed below
  GENERAL
  NOLAN  SKLUTE

Management recommends a vote FOR the  nominee.

3. PROPOSAL TO APPROVE THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

                   [ ] For    [ ] Against    [ ] Abstain

Management  recommends  a vote  FOR this proposal.


          Please be sure to sign and date this Proxy in the box below.


          ------------------------------------------------------------
                                      Date


          ------------------------------------------------------------
                             Stockholder sign above


          ------------------------------------------------------------
                         Co-holder (if any) sign above




..

      Detach here, sign, date and mail in postage paid envelope provided.

                         ESPEY MFG. & ELECTRONICS CORP.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


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